                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            Mid-State Bancshares
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                        [LOGO]


                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                         OF
                                MID-STATE BANCSHARES


                               To be Held May 20, 1999


TO THE SHAREHOLDERS OF MID-STATE BANCSHARES:

     NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders of Mid-State Bancshares ("Mid-State") will be held on Thursday, May 20, 1999, at 7:30 p.m., California Time, at the Santa Maria Airport Hilton, 3455 Skyway Drive, Santa Maria, California, (the "Meeting") for the following purposes, as set forth in the attached Proxy Statement:

     1. To consider and vote upon a proposal to elect ten (10) persons to the Board of Directors of Mid-State to serve for the Terms set forth next to their respective names and until their successors have been elected and have qualified. The following persons have been nominated by Mid-State for election and for the Terms set forth next to their respective names:

          Gracia B. Bello          (Term expiring in 2001)
          Clifford H. Clark        (Term expiring in 2000)
          A. J. Diani              (Term expiring in 2001)
          Daryl L. Flood           (Term expiring in 2001)
          William A. Hares         (Term expiring in 2000)
          Raymond E. Jones         (Term expiring in 2002)
          Stephen P. Maguire       (Term expiring in 2000)
          Gregory R. Morris        (Term expiring in 2002)
          William L. Snelling      (Term expiring in 2002)
          Carrol R. Pruett         (Term expiring in 2002)


     2. To transact any other business which may properly come before the Meeting or any adjournments or postponements thereof.

     Only those shareholders of record at the close of business on April 15, 1999, are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof (the "Record Date").

           Section 2.11 of the Mid-State bylaws provide for the nomination of directors as follows:

           "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the Corporation by the later of the close of business 21 days prior to any meeting of shareholders called for the election of directors or 10 days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.


                              By order of the Board of Directors



                              /s/ RAYMOND E. JONES
                                  ---------------------
                                  Raymond E. Jones
April 23, 1999                    Secretary


IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MID-STATE MEETING IN PERSON. IF YOU DO ATTEND THE MID-STATE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THAT TIME. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO WE CAN PROVIDE ADEQUATE ACCOMMODATIONS.

                                                                             3
                                        [LOGO]

                                MID-STATE BANCSHARES

                                   PROXY STATEMENT

                            ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement ("Proxy Statement") is being furnished to shareholders of Mid-State, in connection with the solicitation of proxies by the Board of Directors of Mid-State for use at the Annual Meeting of Shareholders of Mid-State (including any adjournments thereof) to be held on May 20, 1999 ("Meeting").

     This Proxy Statement relates to the election of directors for the Board of Directors of Mid-State and such other business as may properly come before the Meeting. This Proxy Statement is dated April 15, 1999, and is first being mailed to shareholders of Mid-State on or about April 23, 1999.

DATE, TIME AND PLACE

     The Meeting will be held on Thursday, May 20, 1999, at the Santa Maria Airport Hilton, 3455 Skyway Drive, Santa Maria, California, at 7:30 p.m., California Time, and any adjournment or adjournments thereof.

RECORD DATE

     The Board has fixed the close of business on April 15, 1999, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Mid-State Bancshares Common Stock, no par value ("Mid-State Stock") at the close of business on the Record Date will be entitled to vote at the Mid-State Meeting and any adjournment thereof. As of Record Date, there were 10,097,045 shares of Stock outstanding, held by approximately 3,500 shareholders of record.

PROXIES AND REVOCABILITY OF PROXIES

     A proxy card for voting at the Meeting is enclosed with the copy of this Proxy Statement being mailed to shareholders. When a proxy card is returned, properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not attend the Meeting and does not return the signed proxy card, such holder's shares will not be voted and this will have the effect of a vote "AGAINST" the matters to be voted on at the Meeting. Shareholders are urged to mark the box on the proxy card to indicate how the shares represented by the proxy card are to be voted. If a shareholder returns a signed proxy card but does not indicate how his or her shares are to be voted, such shares will be voted "FOR" the election of directors. The proxy card also confers discretionary authority on the individual appointed by the Board named on the proxy card to vote the shares represented thereby on any other matter that is properly presented for action at the Meeting. A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Meeting by delivering an instrument of revocation to the secretary of Mid-State, by duly executing and submitting a proxy card bearing a later date, or by appearing at the Meeting and voting in person. The mere presence at the Meeting of the person who has given a proxy will not revoke such proxy. In addition, brokers who hold shares of Stock as nominees will not have discretionary authorization to vote such shares on any of the matters to be voted thereon in the absence of instructions from the beneficial owners.

COSTS OF SOLICITATIONS OF PROXIES

     Mid-State will bear its own costs in connection with this solicitation. It is contemplated that proxies will be solicited principally through the mails, but directors, officers and regular employees of Mid-State may solicit proxies (for no additional compensation) by personal interview, telephone, telex, telegram, facsimile or similar means of communication. Although there is no formal agreement to do so, Mid-State may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

OUTSTANDING SECURITIES; QUORUM

     As of the Record Date, there were issued and outstanding 10,097,045 shares of Mid-State Stock. The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of Mid-State Stock is necessary to constitute a quorum at the Meeting. Abstentions will be counted for purposes of establishing a quorum.

VOTE REQUIRED

     Shareholders are entitled to one vote at the Meeting for each share of Mid-State Stock held of record by them on the Record Date. The candidates receiving the highest number of affirmative votes up to the number of directors to be elected will be elected. Cumulative voting is not permitted under Mid-State's Articles of Incorporation.

As of the Record Date, Mid-State knew of no person who owned more than five percent (5%) of the outstanding shares of Mid-State Stock. As of the Record Date, directors and executive officers (a) of Mid-State beneficially owned an aggregate of 611,064 shares of Mid-State Stock (including shares issuable upon exercise of stock options within 60 days of the Record Date), or approximately 6.05% of the outstanding shares of Mid-State Stock.

-------------------
(a) Executive officers include the President and Chief Executive Officer, Executive Vice President and Chief Credit Officer, and Executive Vice President and Chief Financial Officer.

                             ELECTION OF DIRECTORS

     Mid-State's Bylaw and implementing resolutions provide for Mid-State to have a total of ten (10) directors.

     Mid-State's Articles of Incorporation provide that, at the first annual meeting of shareholders held after Mid-State qualifies as a "listed corporation," there will be certain changes relating to the election of directors and voting thereon. Mid-State became a "listed corporation" at the time of the consummation of the merger with the Bank of Santa Maria and the listing of Mid-State's stock on the NASDAQ National Market. Specifically, the changes relating to the election of directors and voting thereon are: (i) cumulative voting will no longer apply in the election of directors and (ii) the Mid-State will have a "classified" Board of Directors.

     A "Classified" Board means that the directors are divided into three classes with staggered terms. As a result, four persons will be elected at the Meeting to a term of three years, three persons will be elected at the Meeting to a term of two years and three persons will be elected at the Meeting to a term of one year. At subsequent annual meetings of the Mid-State's shareholders, a number of directors will be elected equal to the number of directors with terms expiring at that annual meeting. The directors so elected at these subsequent annual meetings will each be elected for a three year term.

     The persons named below have been nominated for election. In the event that any of the nominees should be unable to serve as a director, it is intended that proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.
Management has no reason to believe that any nominee will become unavailable.

     The following table sets forth certain information, as of March 31, 1999, with respect to the persons nominated by the Board of Directors for election as directors, including the year of the annual meeting of Mid-State's shareholders at which such nominees term will end under the "classified board" provisions of Mid-State's Articles of Incorporation. Mid-State knows of no arrangements, including any pledge by any person of securities of Mid-State, the regulation of which may, at a subsequent date, result in a change in control of the Company. There are no arrangements or understandings by which any of the directors of Mid-State were selected. There is no family relationships between any of the directors or executive officers.

                                                                                              COMMON STOCK BENEFICIALLY
                                                                                               OWNED ON MARCH 31, 1999
                                                                                              -------------------------
    NAME, ADDRESS(1)                                              YEAR FIRST                                 PERCENTAGE
 AND RELATIONSHIP WITH                                            ELECTED OR                                  OF SHARES
     THE COMPANY OF       PRINCIPAL OCCUPATION FOR                APPOINTED                     NUMBER       OUTSTANDING
    BENEFICIAL OWNER           PAST FIVE YEARS           AGE       DIRECTOR     TERM ( 2)    OF SHARES(3)        (4)
------------------------  ------------------------      -----     ----------    ---------    ------------    -----------
Gracia B. Bello           Registered Pharmacist           69         1996          II           6,812           .08%
Director

Clifford H. Clark         Attorney at Law                 72         1960           I           22,445          .22%
Director

A. J. Diani               Construction                    77         1998          II           87,588          .87%
Director

Daryl L. Flood            Executive Vice President/       64         1978          II           99,532          .99%
Director                  Credit Administration
                          Mid-State Bank
                          (Retired)

William A. Hares          Executive Vice President        63         1998           I           34,513(5)       .34%
Director                  Mid-State Bank
                          (Retired)

Raymond E. Jones          Executive Vice President/       70         1990          III          56,533          .56%
Director                  Chief Financial Officer
                          Mid-State Bank
                          (Retired)

Stephen P. Maguire        Investment Broker               48         1999           I           23,493          .23%
                          President, Maguire
                          Investments, Inc. (6)

Gregory R. Morris         Insurance Broker,               58         1987          III          45,870(7)       .45%
Director                  Morris & Garritano
                          Insurance

Carrol R. Pruett          President and Chief
Chairman of the Board     Executive Officer,              61         1967          III         122,821(8)      1.22%
and  President/Chief      Mid-State Bank
Executive Officer

William A. Snelling       Business Manager,               67         1998          III          83,140          .82%
Director                  Consultant

Directors and                                                                                  611,064(9)      6.05%
Executive Officers as
a group (12 persons)


------------------

(1) The address for all persons listed is c/o Mid-State Bancshares, 1026 Grand Avenue, Arroyo Grande, California 93420.

(2) I-Term expiring in 2000; II-Term expiring in 2001; and III-Term expiring in 2002.

(3) Except as otherwise noted, includes shares held by each person's spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

(4) Includes shares of common stock subject to stock option exercisable within 60 days.

(5) Includes 10,000 shares of common stock subject to stock option exercisable within 60 days.

(6)  Maguire Investments, Inc. is a corporation with securities registered under
     Section 12 of the Exchange Act.

(7) Includes 31,920 shares held by Mr. Morris as Trustee for Morris & Garritano Profit Sharing Trust, as to which Mr. Morris has sole voting and investment power.

(8) Includes 6,697 shares of common stock subject to stock option exercisable within 60 days.

(9) Includes 11,161 shares of common stock owned by the executive officers and shares subject to stock option exercisable within 60 days.

     None of the Bank's directors of Mid-State other than Mr. Maguire (as noted above) is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has, among others, a standing Audit Committee of which Directors Morris (Chairman), Bello, Clark, Diani, Flood and Snelling are members. During the year ended December 31, 1998, the Audit Committee held a total of five (5) meetings. The purpose of the Audit Committee is to meet with the outside auditors in order to fulfill the legal and technical requirements necessary to adequately protect the directors, shareholders, employees and depositors of Mid-State. The Audit Committee also meets with Mid-State's internal auditor to review Mid-State's internal auditing program and supervises and reviews audits of Mid-State and its departments. In addition, it is the responsibility of the Audit Committee to recommend to the Board of Directors the selection of independent accountants and to make certain that the independent accountants have the necessary freedom and independence to properly examine all Mid-State records.

     Mid-State has a standing Nominating Committee that consists of the Chief Executive Officer and three (3) non-employee directors. The Committee will review information assembled for the purposes of selecting candidates for nomination to membership on the Board. Following appropriate investigations, it ascertains the willingness of selected candidates to serve and extends on behalf of the Board, invitations to become candidates. Its recommendations are presented to the Board at regularly scheduled meetings. The Committee will also consider, at its regularly scheduled meetings, those recommendations by shareholders which are submitted, along with biographical and business experience information to the Chief Executive Officer.

     The Board also has a standing Compensation Committee, of which Executive Vice President James G. Stathos, an ex-officio member, serves as Chairman, and Directors Diani, Flood, Jones, Morris and Pruett are members. The primary function of the Compensation Committee, which met twelve (12) times during 1998, is to establish proper compensation ranges for officers and employees, delegate certain authority to management regarding salary procedure, and determine salaries for Mid-State officers depending upon experience, performance and contribution to the success of Mid-State.

     During the fiscal year ended December 31, 1998, the Board of Directors of Mid-State held a total of thirteen (13) meetings. All of the persons who were directors during 1998, attended at least 75% of the aggregate of, 1) the total number of such meetings, and 2) the total number of meetings held by all committees of the Board on which such director served during 1998 except for Mr. Albert L. Maguire who resigned as a director on February 10, 1999 due to illness. Mr. Maguire who served as a director from 1961 to 1999 and also had been Chairman of the Board, was appointed as a Director Emeritas on March 10, 1999.

                                                                             8
                         REPORT OF THE COMPENSATION COMMITTEE

     Mid-State applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of Mid-State result from the coordinated efforts of all individuals working toward common objectives. Mid-State strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

     Mid-State has had a long and successful history of using a simple total compensation program that consists of cash and equity-based compensation. Having a compensation program that allows Mid-State to successfully attract and retain key employees permits it to provide useful products and services to customers, enhance shareholder value, motivate innovation, foster teamwork, and adequately reward employees.

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable Mid-State to attract and reward executive officers whose contributions are critical to the long-term success of Mid-State. Mid-State is committed to maintaining a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, Mid-State regularly compares its pay practices with those of other leading independent banks and sets its pay parameters based on this review.

     Executive officers are rewarded based upon corporate performance, and individual performance. Mid-State performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, performance relative to competitors and achievement of corporate goals. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Mid-State values are fostered.

CEO COMPENSATION

     Carrol R. Pruett has been President and Chief Executive Officer of Mid-State since March 20, 1969. The Committee used the same compensation policy described above for all Executive Officers to determine Mr. Pruett's fiscal 1998 compensation.

     In setting Mr. Pruett's compensation, the Compensation Committee made an overall assessment of Mr. Pruett's leadership in achieving Mid-State's long-term strategic and business goals. Mr. Pruett's salary reflects a consideration of both competitive forces and Mid-State's performance. Mid-State does not assign specific weights to these categories.

                              COMPENSATION COMMITTEE:

               James. G. Stathos, Chair      Daryl L. Flood
               Raymond E. Jones              Gregory Morris
               Carrol R. Pruett              A.J. Diani

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Carrol R. Pruett, the Chairman of the Board, President and Chief Executive Officer of Mid-State, and James G. Stathos, Executive Vice
President of Mid-State, each served as a member of the Compensation Committee during 1998. Mr. Stathos also served as Chairman of the Committee. Neither Mr. Pruett nor Mr. Stathos participated in the discussion of their respective compensation or performance when such matters were addressed by the Committee.

EXECUTIVE COMPENSATION

     No person serving as an executive officer of Mid-State or its banking subsidiary received aggregate cash compensation of more than $100,000 during 1998, except Carrol R. Pruett, Chairman of the Board, President/Chief Executive Officer; Thomas E. Reese, Executive Vice President/Chief Credit Officer; James G. Stathos, Executive Vice President/Chief Financial Officer; and William A. Hares, Executive Vice President. The Board of Directors establishes the compensation awarded to the Executive Officers, and determines the salaries of those executive officers based upon their experience, performance, and contribution to the success of Mid-State. The following table sets forth the aggregate compensation for services in all capacities paid or accrued by Mid-State to each of these individuals.

                                                                             10
                             SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                             -------------------                 ----------------------
                                                                           Restricted  # of Stock                  All Other
Name of Officer and                                         Other Annual     Stock      Options/     LT1P        Compensation
Principal Position     Year       Salary         Bonus      Compensation    Awards     SAR'S(10)    Payouts          (11)
-------------------    ----  ---------------  -----------   ------------   ----------  ---------- -----------   ---------------
Carrol R. Pruett       1998  $285,360.00(12)       $0         $0           $0         $0      $185,000.00   $308,043.00(15)
Chairman of the        1997  $253,039.00(13)       $0         $0           $0         $0      $185,000.00   $206,250.00
Board, President,      1996  $233,614.00(14)       $0         $0           $0         $0      $210,500.00   $  2,478.31
and Chief
Executive Officer

Thomas E. Reese        1998  $136,243.00(16)       $0         $0           $0         $0           $0       $158,903.00(19)
Executive Vice         1997  $126,336.00(17)       $0         $0           $0         $0           $0       $104,540.00
President              1996  $119,905.00(18)       $0         $0           $0         $0           $0       $  1,981.08

James G. Stathos       1998  $133,938.00(20)       $0         $0           $0         $0           $0       $158,789.00(23)
Executive Vice         1997  $126,336.00(21)       $0         $0           $0         $0           $0       $104,540.00
President              1996  $119,905.00(22)       $0         $0           $0         $0           $0       $  1,981.08

William A. Hares       1998  $190,854.00(24)  $285,500.00     $0           $0         $0           $0       $ 22,113.00
Executive Vice         1997  $185,000.00      $190,000.00     $0           $0         $0           $0       $ 18,285.00
President (Retired)    1996  $170,000.00      $165,000.00     $0           $0         $0           $0       $ 17,750.00


-------------------

(10) "Stock Option Table".

(11) Includes Mid-State contributions to defined contribution plans (qualified and non-qualified, and whether or not vested.)

(12) Includes $9,600.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(13) Includes $9,500.00 accrued in 1997 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(14) Includes $9,500.00 accrued in 1996 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(15) Includes 1998 Deferred Compensation Contribution of $285,300.00.

(16) Includes $8,175.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(17) Includes $9,500.00 accrued in 1997 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(18) Includes $7,194.30 accrued in 1996 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(19) Includes 1998 Deferred Compensation Contribution of $142,650.00.

(20) Includes $8,156.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(21) Includes $7,580.16 accrued in 1997 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(22) Includes $7,194.30 accrued in 1996 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

(23) Includes 1998 Deferred Compensation Contribution of $142,650.00.

(24) Includes $10,000.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan")

STOCK OPTIONS

     Mid-State's 1996 Stock Option Plan (the "Stock Option Plan"), is intended to advance the interests of Mid-State by encouraging stock ownership on the part of key employees and non-employee directors. The Stock Option Plan was assumed by Mid-State in the merger with Bank of Santa Maria and Mid-State Bank's prior 1990 Stock Option Plan was terminated as of the Effective Date of the Merger. The Stock Option Plan was adopted by shareholders (of BSM Bancorp) and it will expire in November 2006. The Stock Option Plan provides for the issuance of both "incentive" and "non-qualified" stock options to full-time salaried officers and employees of Mid-State as well as non-qualified options to non-employee directors. All options were granted at an exercise price of not less than one hundred percent (100%) of the fair market value of the stock on the date of grant. Each option granted under the Stock Option Plan expires not later than ten (10) years from the date the option was granted. Options are exercisable in installments as provided in individual stock option agreements; provided, however, that if an optionee may accumulate them and exercise the same at any time thereafter
during the term of the option.   As of March 31, 1999, Mid-State had options
outstanding to purchase a total of 496,256 shares of its Common Stock under the Stock Option Plan and 172,809 shares available for grant.

     The following table furnishes certain information regarding stock options outstanding and exercised under the Stock Option Plan for (a) Mr. Pruett, (b) Mr. Reese, (c) Mr. Stathos and (d) Mr. Hares. Each of these executive officers was granted a stock option in 1998 for 10,000 shares at an exercise price of $31.00 per share. Each option is a ten (10) year option fully vested after five (5) years.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION/SAR VALUE


           (a)                  (b)           (c)                   (d)                             (e)
                                                            Number of Securities
                                                            Underlying Unexercised                 Value of
                              Shares                        Options/SARs at FY-End        In-the-Money Options/SARs
                            Acquired on       Value         Options/SARs at FY-End                  FY-End
           Name              Exercise       Realized      Exercisable/Unexercisable     Exercisable/Unexercisable( 25)
----------------            -----------    ----------     -------------------------     -------------------------------
Carrol R. Pruett                    0          0              6,697 Exercisable                $115,523.00
                                                             20,047 Unexercisable              $173,311.00

Thomas E. Reese                     0          0              2,232 Exercisable                $ 38,502.00
                                                             13,349 Unexercisable              $ 57,700.00

James G. Stathos                    0          0              2,232 Exercisable                $ 38,502.00
                                                             13,349 Unexercisable              $ 57,700.00

William A. Hares               14,000     $301,000.00        15,000 Exercisable                $228,750.00
                                                             10,000 Unexercisable              $      0.00


PROFIT SHARING/401(K) PLAN

     In 1963, the Board of Directors of Mid-State Bank entered into a Profit Sharing Retirement Plan and Trust under a group program offered through the California Bankers Association. The Plan covers substantially all of Mid-State employees, and was amended in 1985 to be a combination qualified Profit Sharing Plan (the "Profit Sharing Plan") and Savings and Retirement Plan designed to comply with Internal Revenue Code Section 401(k) (the "401(k) Plan"). Under the Profit Sharing Plan, the Board of Directors, in its discretion, decides how much money, if any, will be contributed by Mid-State to the Profit Sharing Plan depending on the amount of Mid-State's profits for the year. Employees are not permitted to contribute to the Profit Sharing Plan. Effective January 1, 1989, once an employee has been in service with Mid-State three (3) full years, his interest begins to vest at a rate of twenty percent (20%) per year for each year of service up to seven (7) years, at which point his interest is fully vested. The maximum amount which can be contributed by Mid-State to the Profit Sharing Plan is equal to fifteen percent (15%) of the base salary paid to participating employees of Mid-State. No amounts are accrued or set aside for the account of non-employee directors. Mid-State contributed approximately $1,248,000.00 to the Profit Sharing Plan for the year ending December 31, 1998. The amounts allocated to individual principal officers in previous years are set forth in the Cash Compensation Table above (see "Executive Compensation" above).
Under the 401(k) Plan, each covered employee can make voluntary contributions to his or her account in an amount up to ten percent (10%) of his or her base salary; such contributions vest immediately when made. Mid-State makes a contribution to the employee's account in an amount equal to fifty percent (50%) of

--------------------

(25) Unexercisable stock options represent those options granted, but not yet fully vested. Exercisable stock options represent the fully vested portion. Stock options vest at the rate of 20% per year from date of grant. Value of options determined by multiplying number of shares by the difference between the closing price on December 31, 1998 of $28.00 per share, and the respective exercise price per share.

the employee's contributions, up to a maximum of six percent (6%) of the employee's salary. Mid-State's contributions to the employee's account vest at the rate of twenty percent (20%) per year, beginning after the third full year of service. For the year ended December 31, 1998, Mid-State contributed approximately $396,000.00 to the 401(k) Plan.

DEFERRED COMPENSATION PLAN

     The Board of Directors also adopted a Deferred Compensation Plan in 1983, which was amended in July 1996, in order to provide performance-oriented deferred compensation for Mid-State's senior management including its executive officers. Pursuant to the Deferred Compensation Plan, the Board of Directors sets aside a specified amount for contribution to the Plan, representing between two percent (2%) and four percent (4%) of Mid-State's net profits, depending upon Mid-State's return on equity for the previous year. A committee appointed by the Board of Directors allocates the amount contributed to the Plan among the accounts of the participants in such proportions as the Committee shall determine from time to time.
Contributions pursuant to the Deferred Compensation Plan become vested at the rate of ten percent (10%) per year for each full year of service up to ten
(10) years. The funds credited to the account of each participant accrue interest at an annual rate of return equal to ninety percent (90%) of Mid-State's prime rate, with such interest adjusted and credited to each account quarterly. Payment of vested amounts may be made either upon retirement or after the fifth year of participation in the Plan, in certain specified installments, at the election of the participant. For the year ended December 31, 1998, Mid-State made a contribution of $570,600.00 to the Deferred Compensation Plan for the benefit of executive officers.

CHANGE IN CONTROL AGREEMENTS

     Mid-State entered into "change in control" agreements with Messrs. Pruett, Reese and Stathos as of November 12, 1997. Each agreement provides that, if a person who has acquired control of Mid-State terminates the officer within 24 months after such change in control other than for cause, disability or retirement (as such terms are defined in the agreement) or if, within 24 months of such a change in control, the officer terminates the agreement for good reason (as defined in the agreement), the officer will receive (i) a lump sum severance payment equal to two times his annual salary and bonus (provided that in no event shall such amount exceed 2.99 times such officer's "annualized includible compensation for the base period" (as defined in the Internal Revenue Code)) and (ii) continued benefits under all insured and self-insured employee welfare benefit plans for a period ending on the earliest of (A) three (3) years, (B) the commencement date of equivalent benefits from a new employer or (C) the officer's normal retirement date under the terms of such plans. In general, a "change in control" includes a change in the majority of directors as a result of an election contest, an acquisition of 25% of the outstanding shares, a merger, consolidation, sale of substantially all the assets, a change in the majority of directors over a two (2) year period as well as any other transfer, voluntarily or by hostile takeover or proxy contest, operation of law or otherwise, of control of Mid-State.

OTHER COMPENSATION

     Mid-State has provided and plans to continue to provide its principal officers with automobiles, which are not available to all employees of Mid-State. It is impracticable to estimate the percentage of the total costs of these benefits attributable to personal use. No amount is stated for the foregoing, since management has concluded that the amount of any personal benefits to any principal officer and to the principal officers as a group is LESS than the lesser of $25,000.00 per person or ten percent (10%) of the compensation reported under "Cash Compensation" for each such person and for the group.

COMPENSATION OF DIRECTORS

     Non-officer directors received $1,000.00 per month for their service as directors and attendance at Board meetings. Loan Committee and Audit Committee members received $200.00 per meeting, for attendance at such Committee meetings. Compensation Committee members received $100.00 per meeting, for attendance at such Committee meetings. The total amount of fees paid to directors for attendance at Board and Committee meetings during 1998 was $123,900.00. During 1998, each director received a stock option grant under the 1996 Stock Option Plan to purchase 10,000 shares of Mid-State Stock. The options were granted at an exercise price of $31.00 per share, fully vested in five (5) years, and are exercisable for ten (10) years.

PERFORMANCE GRAPH

     The following table and graph display five (5) year comparative total return performance information for Mid-State Stock, the Standard and Poors 500 Index (S&P 500), and a proxy for Southern California banks published by SNL Securities (Southern California Proxy). The information is prepared assuming $100.00 is invested in each of the three (3) potential investments, five (5) years ago. The performance information takes into account dividends paid and the price appreciation or depreciation of the stock(s). It should be noted that historical performance information is no guarantee of future performance.

                                     [GRAPH]





                                  PERIOD ENDING
                         -----------------------------------------------------
INDEX                    12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
--------------------     -------- -------- -------- -------- -------- --------
Mid-State Bancshares       100.00    68.83    73.92   101.02   196.92   206.18

S&P 500                    100.00   101.32   139.39   171.26   228.42   293.69

Southern California        100.00   114.08   144.69   218.43   417.66   378.80
Proxy

CERTAIN TRANSACTIONS

     Some of the current directors and executive officers of Mid-State and the companies with which they are associated have been customers of, and have had banking transactions with Mid-State, in the ordinary course of Mid-State's business, and Mid-State expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of management of Mid-State, have not involved more than the normal risk of repayment or presented any other unfavorable features.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires Mid-State's directors, executive officers and ten percent (10%) or more shareholders of Mid-State's equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Mid-State's equity securities. Officers, directors and ten percent (10%) or more shareholders are required by SEC regulations to furnish Mid-State with copies of all Section 16(a) forms they file. To Mid-State's knowledge, based solely on review of the copies of such reports furnished to Mid-State and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent (10%) or more of Mid-State's equity securities appear to have been met.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Mid-State has not yet selected its independent public accountants for the fiscal year ending December 31, 1999, but intends to do so later this year. Arthur Andersen, LLP audited Mid-State's financial statements for the year ended December 31, 1998, and have been Mid-State's accountants since 1979. It is anticipated that a representative of Arthur Andersen, LLP will be present at the Mid-State Meeting and will be available to respond to appropriate questions from shareholders. All professional services rendered by Arthur Andersen LLP during 1998 were furnished at customary rates and terms.

PROPOSALS OF SHAREHOLDERS

     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for Mid-State's 2000 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 26, 1999 in a form that complies with applicable regulations.

OTHER MATTERS

          Mid-State does not know of any other than that described in this Proxy Statement which will be presented for consideration at the Meeting. If any other matter properly comes before the respective meetings or any and all adjournments or postponements thereof, the proxy holders named on the accompanying proxies will vote the shares requested by such proxies in accordance with their best judgement and as in accordance with said proxies.


                                             MID-STATE BANCSHARES


Arroyo Grande, California                    /s/ RAYMOND E. JONES
April 23, 1999                               ----------------------
                                             By: Raymond E. Jones
                                                   Secretary

1. ELECTION OF DIRECTORS. To elect the following ten (10) persons to the Board of Directors of Mid-State to serve for the respective terms set forth in the accompanying Proxy Statement and until their successors are elected and have qualified:

       Gracia B. Bello              Clifford H. Clark
       A. J. Diani                  Daryl L. Flood
       William A. Hares             Raymond E. Jones
       Stephen P. Maguire           Gregory R. Morris
       Carrol R. Pruett             William L. Snelling

   A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

                               Please mark
                              your votes as      /X/
                               indicated in
                               this example

   FOR all nominees listed                    WITHHOLD AUTHORITY
   below (except as marked                    to vote for all nominees
   to the contrary)                           listed
           / /                                         / /


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS. IF NO INSTRUCTION IS SPECIFIED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ON THIS PROXY. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE ANNUAL MEETING, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WHO WILL MAKE ANY SUCH DETERMINATION IN THEIR SOLE DISCRETION.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO USE.

The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above-named proxies.

SIGNATURE(S) _________________________  DATE________________    Number of Shares _________
             _________________________      ________________    I (We) will [  ] will not [  ] attend the Annual Meeting in Person

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

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



                     REVOCABLE PROXY - MID-STATE BANCSHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 20, 1999

     The undersigned shareholder(s) of Mid-State Bancshares ("Mid-State") hereby appoints, constitutes and nominates Carrol R. Pruett, Raymond E. Jones and James G. Stathos, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Mid-State which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Santa Maria Airport Hilton, 3455 Skyway Drive, Santa Maria, California on May 20, 1999 at 7:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:

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